Exhibit 10.258
Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

AMENDMENT 02
TO THE SERVICES AGREEMENT

between

Dollar Thrifty Automotive Group, Inc.

and

HP Enterprise Services LLC

for

The modification of the Agreement to establish a new Resource Unit and pricing for wireless access point (WAP) LAN Network Devices.

1 April 2012

DTG/HP Confidential	Amendment 02

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

AMENDMENT 02
TO THE SERVICES AGREEMENT

This Amendment number one (02) to the Services Agreement, including all attachments, exhibits, and schedules attached hereto and incorporated herein by reference (collectively, “Amendment 02”) is entered into as of the last date executed by the Parties (the “Amendment 02 Effective Date”), by and between Dollar Thrifty Automotive Group, Inc. (“Customer”), and HP Enterprise Services LLC (“Provider”).

All capitalized terms used in this Amendment 02 that are not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

RECITALS

WHEREAS, Dollar Thrifty Automotive Group, Inc. and HP Enterprise Services, LLC entered into that certain Services Agreement as of April 4, 2011 (the “Agreement”); and

WHEREAS, Customer and Provider desire to amend the Agreement to establish a new Resource Unit and pricing for wireless access point (WAP) LAN Network Devices.

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1	Pricing

1.1
Exhibit 4 (Pricing and Financial Provisions) is modified to define a new billable Resource Unit for wireless access point (WAP) LAN Network Devices.  The definition for LAN Network Devices in Section IV.3 (Managed Network Services) paragraph (b)(i) is deleted and replaced as follows:

“(i)
LAN Network Devices – LAN Network Devices include those devices that are network related attached to the intranet and are defined as routers, switches, hubs, and firewalls.  Wireless access point (WAP) LAN Network Devices are those devices that allow wireless devices to connect to a wired network using Wi-Fi or related standards.”

DTG/HP Confidential	Amendment 02

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

1.2
Exhibit 4-A (Provider Pricing Forms) is modified to delete Exhibit 4-A Summary Fees (Page 2), Detailed Base Charges (Pages 3-23), Variable SOW Based Charges (Pages 24-29), Unit Rates (ARCs & RRCs) (Pages 30-32), ADM Rate Card (Pages 56-57), and Infrastructure Rate Card (Pages 58-60) in their entirety and replace them with the pricing schedules in Attachment 1 to this Amendment 02.  The pricing schedules in Attachment 1 reflects the following modifications to the Exhibit 4-A pricing forms:

●	Changes to the rates resulting from Year 2 inflation adjustments (submitted to DTG on February 2, 2012)

●
Establishes a separate billing category for wireless access point (WAP) LAN Network Devices and adjusts original LAN Network Device Resource Unit baseline volumes and charges to reflect two categories of LAN Network Devices and other minor baseline adjustments agreed by the Parties.

1.3
Exhibit 4-D (Resource Baseline Units) is deleted in its entirety and replaced with the Exhibit 4-D Resource Baseline Units exhibit included as Attachment 2 to this Amendment 02.  The replacement Exhibit 4-D establishes a separate Resource Unit category for wireless access point (WAP) LAN Network Devices.

2	Counterparts. This Amendment 02 may be executed in several counterparts, all of which taken together shall constitute a single agreement between the parties.

IN WITNESS WHEREOF, the Customer and Provider have each executed this Amendment 02 on the dates set forth below.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.	HP ENTERPRISE SERVICES L.L.C.

By:______________________________	By:______________________________

Title:_____________________________	Title:_____________________________

Date:_____________________________	Date:_____________________________

DTG/HP Confidential	Amendment 02

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Attachment 1 to Amendment 02

Exhibit 4-A (Provider Pricing Forms) Replacement Pages

[***]

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Attachment 2 to Amendment 02

Exhibit 4-D (Resource Baseline Units)

[***]

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.